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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) AUGUST 16, 2005

                            VIAVID BROADCASTING INC.
             (Exact name of registrant as specified in its chapter)

           NEVADA               _________________________        98-0206168
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

11483 WELLINGTON CRESCENT, SURREY, BRITISH COLUMBIA CANADA       V3R 9H1
          (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code - 604-588-8146

          (Former name or former address, if changed since last report)

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 16, 2005, the Company issued a press release reporting the Company's first quarter results for the quarter ended June 30, 2005. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ViaVid Broadcasting, Inc. (Registrant)
                                    By: /s/ Brian Kathler
                                        -----------------
Date: August 16, 2005               President (Principal Executive Officer and
                                    Principal Accounting Officer)





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                                  EXHIBIT INDEX

           EXHIBIT NUMBER                       DESCRIPTION OF DOCUMENT
      -------------------------     --------------------------------------------
                99.1                Press Release Dated August 16, 2005
                                    (furnished, not filed)